UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Quanergy Systems, Inc.

(Exact name of Registrant as specified in its charter)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Quanergy Systems, Inc.

433 Lakeside Drive

Sunnyvale, CA 94085

(408) 245-9500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 3, 2022

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Quanergy Systems, Inc. (the “Company” or “Quanergy”) to be held virtually and exclusively online via a live audio-only webcast on October 3, 2022, at 9 a.m. Pacific Time for the following purposes, as more fully described in the accompanying Proxy Statement:

1.

To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-ten to one-for-         of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Split Proposal”); and

2.	To transact any other business that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.

Our board of directors recommends that you vote FOR the Reverse Split Proposal as provided in Proposal 1.

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available in electronic form during the Special Meeting at the following URL: www.proxydocs.com/QNGY and will be accessible during normal business hours for ten days prior to the Special Meeting at our principal place of business, 433 Lakeside Drive, Sunnyvale, CA 94085.

The record date for the Special Meeting is August 5, 2022. Only stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Instructions on how to participate in the Special Meeting and demonstrate proof of stock ownership are posted at www.proxydocs.com/QNGY. The webcast of the Special Meeting will be archived for one year after the date of the Special Meeting at https://investors.quanergy.com. Whether or not you plan to attend the Special Meeting, please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Kevin J. Kennedy
Chairman and Chief Executive Officer

Sunnyvale, California

                    , 2022

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO VIRUTALLY ATTEND THE QUANERGY SYSTEMS, INC. SPECIAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY, YOU MAY VOTE ELECTRONICALLY DURING THE MEETING IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY, BY VISITING WWW.PROXYDOCS.COM/QNGY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Quanergy Systems, Inc.

433 Lakeside Drive, Sunnyvale, CA 94085

(408) 245-9500

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 3, 2022

Your proxy is being solicited by the Board of Directors (the “Board”) of Quanergy Systems, Inc. (the “Company”, “Quanergy”, “we”, “our” or “us”) and this Proxy Statement contains information related to the Company’s Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held virtually and exclusively online via a live audio-only webcast at 9 a.m. Pacific Time, or any adjournments or postponements thereof, for the purposes described herein.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Why did I receive these proxy materials?

We have sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the internet, which can be accessed at www.proxydocs.com/QNGY.

We intend to mail these proxy materials on or about August    , 2022 to all stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

The Special Meeting is being held in a virtual-only format; you cannot attend the Special Meeting physically. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Special Meeting will be held on Monday, October 3, 2022, at 9 a.m., Pacific Time in a virtual meeting format only, live via the Internet by visiting www.proxydocs.com/QNGY and registering to attend the meeting. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes prior to the start of the meeting at 8:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

In order to enter the Special Meeting virtually, you will need to register to attend the meeting by visiting www.proxydocs.com/QNGY and entering your control number, which is included on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.” A confirmation email, including a unique link to enter the meeting and participate online, will be sent to you after you have registered at www.proxydocs.com/QNGY.

Why are you holding a virtual Special Meeting?

Due to ongoing public health concerns regarding the COVID-19 pandemic and to support the health and well-being of our stockholders, the Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board or management. We may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting, as time permits.

What if I have technical difficulties during the check-in time or during the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the live audio webcast for the Special Meeting. Please be sure to check in by 8:45 a.m. Pacific Time on October 3, 2022, the day of the Special Meeting, so we may address any technical difficulties before the live audio webcast for the Special Meeting begins.

What if I cannot virtually attend the Special Meeting?

You may vote your shares electronically before the meeting by Internet, by proxy or by telephone as described below. You do not need to access the Special Meeting audio-only webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the Special Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on August 5, 2022 (the “Record Date”) are entitled to vote at the Special Meeting. At the close of business on the Record Date, there were 120,647,639 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our Transfer Agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote by proxy or vote at the Special Meeting by going to www.proxydocs.com/QNGY and following the instructions regarding voting. Whether or not you plan to attend the Special Meeting, we urge you to submit your proxy as soon as possible by internet, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, trust, or other similar organization (we will refer to those organizations collectively as “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker on how to vote the shares in your account and you are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the Special Meeting unless you request and obtain a valid legal proxy from your broker.

What am I voting on?

Management is presenting one proposal for stockholder vote: to amend the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of the Common Stock at a ratio in the range of one-for-ten to one-for-         of our Common Stock, with the exact ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”).

You may vote “For” the Reverse Split Proposal, vote “Against” the Reverse Split Proposal or “Abstain” from voting on the Reverse Split Proposal.

What are the Board’s voting recommendations; what votes are required?

A summary of the Special Meeting proposal is below. Every stockholder’s vote is important. Our Board urges you to vote your shares FOR the proposal.

Matter	Proposal No.	Board Recommends	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock	1	FOR	A majority of the voting power of the outstanding shares of Common Stock on the Record Date	Against	N/A

To adopt and approve the Reverse Split Proposal, the affirmative vote of holders of a majority of the outstanding shares of Common Stock on the Record Date will be required.

We expect Proposal 1 to be considered to be a “routine” matter under the New York Stock Exchange (the “NYSE”) rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker that holds your shares, we expect that your broker will have discretionary authority under NYSE rules to vote your shares on this proposal.

What if another matter is properly brought before the Special Meeting?

Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may vote “For” or “Against” or “Abstain” from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder with shares registered in your name, you may vote for the matter before our stockholders as described in this Proxy Statement by one of the following methods:

•

Vote via the Internet. Go to the web address www.proxydocs.com/QNGY and follow the instructions for Internet voting. You will be asked to provide your control number from the enclosed proxy card. If you vote via the Internet, you should be aware that there may be incidental costs associated with electronic access, such as your usage charges from your Internet access providers and telephone companies, for which you will be responsible.

•	Vote by Telephone. Dial 1-866-570-3149 and follow the instructions for telephone voting. You will be asked to provide the company number and control number from the enclosed proxy card.

•	Vote by Proxy Card Mailed to You. Complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

•

Vote at the Meeting. To vote at the Special Meeting, go to www.proxydocs.com/QNGY and follow the instructions regarding voting. You will be asked to provide the control number from the enclosed proxy card.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares for the matter before our stockholders as described in this Proxy Statement and confirm that your voting instructions have been properly recorded.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with this proxy statement from that organization rather than from us. Simply complete and mail the proxy card as directed by the voting instructions to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote electronically at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with our proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.

What if I do not vote, or if I return a proxy card or otherwise vote by proxy but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by telephone, by completing a proxy card that may be delivered to you, or at the Special Meeting, your shares will not be voted. If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by our Board on the matter presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares held in “street name” and you do not provide the organization that holds your shares with specific instructions, the organization that holds your shares may still be able to vote your shares in its discretion. In this regard, under the rules of the NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Accordingly, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted toward the vote total for any proposal. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on the proposal.

Is the proposal considered “routine” or “non-routine”?

If the beneficial owner does not provide voting instructions, such beneficial owner’s broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

We expect that the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common Stock (Proposal 1) will be considered to be a routine matter.

Who is soliciting the proxies?

The Board is soliciting the proxies for the Special Meeting.

Who pays the costs of the proxy solicitation?

The Company will pay all of the costs of soliciting proxies. In addition to these proxy materials, our officers, directors, employees and other stockholders of the Company may solicit proxies personally, by telephone, or by other means of communication without receiving additional compensation. The Company, if requested, will also pay brokers and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by: (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 433 Lakeside Drive, Sunnyvale, CA 94085, (b) granting another proxy by telephone or through the Internet, (c) submitting another properly completed proxy card with a later date or (d) attending the Special Meeting and voting electronically. Attendance at the Special Meeting will not, by itself, revoke your proxy unless you actually vote electronically at the Special Meeting.

Your most current proxy, whether submitted by proxy card, telephone or Internet, is the one that is counted.

For shares you beneficially hold in street name, you may change your vote by submitting new voting instructions to your broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Special Meeting and voting electronically.

How are the votes counted?

The Company’s Bylaws (the “Bylaws”) provide that a majority of all of our outstanding shares of stock entitled to vote – whether present in person, or by remote communication or represented by proxy – constitutes a quorum for the transaction of business at the Special Meeting. Votes for and against, abstentions, and “broker non-votes” will be counted for purposes of determining the presence or absence of a quorum.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, with respect to the proposal, “For” votes, “Against” votes, and abstentions. Abstentions will be counted towards the vote total, and will have the same effect as “Against” votes. Broker non-votes are not expected for the sole proposal being voted upon at the Special Meeting. However, broker non-votes have no effect and will not be counted towards the vote total for the proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and executive compensation, including the advisory stockholders vote on executive compensation. The one proposal, Proposal 1, the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding Common stock, is a “routine” matter.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Special Meeting or by proxy. On the Record Date, there were 120,647,639 shares of our Common Stock outstanding and entitled to vote. Thus, 60,323,820 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or a majority of the votes present at the Special Meeting may adjourn the meeting to another date.

Where can I find the voting results of the Special Meeting?

We intend to announce the final voting results at the Special Meeting and publish the final results in a Current Report on Form 8-K within four business days of the Special Meeting, unless final results are unavailable in which case we will publish the preliminary results in such Current Report on Form 8-K. If final results are not filed with our Current Report on Form 8-K to be filed within four business days of the Special Meeting, the final results will be published in an amendment to our Current Report on Form 8-K within four business days after the final voting results are known.

When are stockholder proposals due for the next annual meeting?

To be considered for inclusion in Quanergy’s proxy materials for Quanergy’s 2023 annual meeting, your proposal must be submitted in writing to Quanergy by November 2, 2022 and not before October 3, 2022. You are also advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: Quanergy Systems, Inc., 433 Lakeside Drive, Sunnyvale, CA 94085, Attn: Corporate Secretary, or by telephone: (408) 245-9500.

PROPOSAL 1

THE REVERSE SPLIT PROPOSAL

Our Board has adopted and deemed advisable and is recommending that our stockholders approve proposed amendments to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of all of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio of between one-for-ten and one-for-        , with such ratio to be determined at the sole discretion of our Board and with such Reverse Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The form of proposed amendments to our Certificate of Incorporation to effect the Reverse Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.

By approving this proposal, stockholders will approve a series of amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including ten and          would be combined into one share of our Common Stock, and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein, and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval of amendments granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one Reverse Split as a result of this authorization. Our Board may also elect not to do any Reverse Split. Our Board’s decision as to whether and when to effect the Reverse Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, and the continued listing requirements of the New York Stock Exchange (the “NYSE”). Although our stockholders may approve the Reverse Split, we will not effect the Reverse Split if our Board does not deem it to be in the best interests of the Company and its stockholders. The Reverse Split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our Common Stock outstanding on the Record Date, is deemed by the Board to be in the best interests of the Company and its stockholders, and after filing the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to our Certificate of Incorporation will effect the Reverse Split by reducing the outstanding number of shares of the Common Stock by the ratio to be determined by the Board, but will not increase the par value of the Common Stock, and will not change the number of authorized shares of the Common Stock. If the Board does not implement an approved Reverse Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Split after that time.

Background

Our Common Stock is currently listed on the NYSE under the symbol “QNGY.” In order for our Common Stock to continue to be listed on the NYSE, we must satisfy various listing maintenance standards established by the NYSE. If we are unable to meet the NYSE requirements, our Common Stock will be subject to delisting.

Under Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), if the average closing price of our Common Stock is under $1.00 per share over a period of 30 consecutive trading days and does not thereafter reach at least $1.00 per share and an average closing price of at least $1.00 over the 30 trading-day period ending on the last trading day of the month, on the last trading day of any month during the applicable grace period following notification by the NYSE, the NYSE may delist our Common Stock from trading.

On June 17, 2022, the NYSE notified us that the average closing price of our Common Stock had fallen below the required $1.00 per share over a period of 30 consecutive trading days (the “Minimum Share Price Notice”), and, accordingly, that we did not comply with Section 802.01C. We have six months following receipt of the Minimum Share Price Notice to regain compliance with the price requirement, but may have additional time if stockholder approval is needed for any of our planned steps. Accordingly, our Board adopted resolutions, subject to approval by our stockholders, to amend our Certificate of Incorporation to effect a Reverse Split of our Common Stock at a ratio in the range of one-for-ten to one-for-        , such ratio to be determined in the discretion of our Board. These resolutions were approved as a means of increasing the share price of our Common Stock above $1.00, which is required for continued listing on the NYSE.

Under Section 802.01B of the NYSE Listed Company Manual (“Section 802.01B”), if our average global market capitalization over a consecutive 30 trading-day period is less than $50 million, and, at the same time, our last reported stockholders’ equity is less than $50 million, the NYSE may delist our Common Stock from trading.

On, July 25, 2022, we received a written notice from the NYSE that we no longer satisfy the continued listing compliance standards set forth under Section 802.01B (the “Market Cap Notice”) because our average global market capitalization was less than $50,000,000 over a consecutive 30 trading-day period that ended on July 22, 2022 and, at the same time, our last reported stockholders’ equity was less than $50,000,000. We have 45 days from receipt of the Market Cap Notice to submit a plan advising the NYSE of the definitive actions we have taken, or are taking, that would bring us into compliance with the listing standard within 18 months of receipt.

Purpose of the Proposed Reverse Split

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of the Common Stock. The Board believes that the Reverse Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our Common Stock on the NYSE and generate greater investor interest in the Company.

The Board believes that maintaining the listing of our Common Stock on the NYSE is in the best interests of the Company and our stockholders. If our Common Stock were delisted from the NYSE, the Board believes that such delisting would adversely affect the market liquidity of our Common Stock, decrease the market price of our Common Stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If the Reverse Split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 per share minimum closing price requirement for continued listing. However, despite the approval of the Reverse Split by our stockholders and implementation by the Board, there can be no assurance that the Reverse Split will result in our meeting and maintaining the $1.00 minimum closing price requirement. The effect of the Reverse Split upon the market price for our Common Stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our Common Stock after the Reverse Split may not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. The Common Stock could also be delisted from the NYSE due to our failure to comply with one or more other NYSE listing standards. For example, the Market Cap Notice notifying us that we were not in compliance with Section 802.01B. While we plan to submit to the NYSE a plan to regain compliance with Section 802.01B, we cannot be certain that we will ultimately be able to regain compliance with this listing standard.

Effect on Outstanding Common Stock and Authorized Common Stock

The following table illustrates the effects of a one-for-ten, one-for-fifteen and one-for-         Reverse Split on our outstanding Common Stock as of August 5, 2022 (without giving effect to any adjustments for fractional shares), and corresponding reduction in the number of authorized shares of our Common Stock:

		After Reverse Split
	Prior to Reverse Split	1-for-10	1-for-	1-for-
Common Stock:
Outstanding	120,647,639	12,064,763
Authorized	300,000,000	300,000,000	300,000,000	300,000,000

The Reverse Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the Reverse Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares.

The amendment will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

We are currently authorized to issue up to 300,000,000 shares of Common Stock under our Certificate of Incorporation. The Reverse Split will have no effect on the total number of shares of Common Stock we are authorized to issue under our Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Split, the number of shares of Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued shares of Common Stock resulting from the Reverse Split to issue additional shares of Common Stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of Common Stock.

As of the Record Date, there were no issued or outstanding shares of our preferred stock and no outstanding options or warrants to purchase shares of our preferred stock. The Reverse Split will not impact the number of authorized shares of our preferred stock.

Effect on Equity Awards

If the Reverse Split is implemented, the number of shares of Common Stock subject to outstanding options and RSUs issued by the Company, and the number of shares reserved for future issuance under the Company’s 2022 Equity Incentive Plan and the Company’s 2022 Employee Stock Purchase Plan, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options will be unaffected, but following a Reverse Split such exercise price will apply to a reduced number of shares). As of August 5, 2022, there were outstanding (i) stock options to purchase an aggregate of 3,685,068 shares of Common Stock at a weighted average exercise price of $7.21 per share, and (ii) RSUs representing the right to acquire an aggregate of 16,803,900 shares of Common Stock. Assuming, for example, a 1-for-10 Reverse Split, the number of shares covered by outstanding options and RSUs will be reduced to one-tenth the number currently issuable, and the exercise price of outstanding options will be increased by 10 times the current exercise price.

No Fractional Shares

No fractional shares of Common Stock will be issued in connection with the Reverse Split. If as a result of the Reverse Split, a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the NYSE on the trading day immediately preceding the effective date of the Reverse Split (as adjusted to give effect to the Reverse Split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

By approving the amendment to our Certificate of Incorporation effecting the Reverse Split, stockholders will be approving the combination of any whole number of issued shares of our Common Stock between and including 10 and                  shares into one share of Common Stock.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Split because there will be fewer shares of Common Stock outstanding.

Possible Disadvantages of Reverse Split

Even though the Board believes that the potential advantages of the Reverse Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Split:

•	The reduced number of outstanding shares of our Common Stock resulting from a Reverse Split could adversely affect the liquidity of our Common Stock.

•

A Reverse Split could result in a significant devaluation of our market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•

A Reverse Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Split.

•

There can be no assurance that the market price per new share of our Common Stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the Reverse Split. For example, based on the closing market price of our Common Stock on August 5, 2022 of $0.375 per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Split ratio of

1-for-10, there can be no assurance that the post-split market price of our Common Stock would be $3.75 per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of our Common Stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

•

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•

If the Reverse Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Potential Anti-Takeover Effect of the Reverse Split

Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase relative to the number of shares of Common Stock that are issued and outstanding prior to the Reverse Split. While this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of Quanergy with another company), Proposal 1 is not being proposed in response to any effort of which we are aware to accumulate shares of the Common Stock or to obtain control of Quanergy.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Split, the Reverse Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if the Reverse Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Split. Upon the filing of the amendment, all the old Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of Common Stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of the Reverse Split.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-Reverse Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Split

In the event that approval for the Reverse Split is obtained, our Board will be authorized to proceed with the Reverse Split. If on the last trading day of any calendar month prior to the Special Meeting our stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month, our Board may delay its decision to execute the Reverse Split indefinitely. In that case, if at any time during the 12-month period following the Special Meeting the stock price falls below $1.00 on the last trading day of any calendar month or has an average closing share price below $1.00 over the 30 trading-day period ending on the last trading day of that month and therefore fails to comply with the applicable NYSE minimum listing standards, then the Reverse Split may be executed as a cure for this condition.

No Dissenter’s Rights

Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Certificate of Incorporation to effect the Reverse Split and we will not independently provide our stockholders with any such right.

Certain Material Federal Income Tax Consequences of the Reverse Split to U.S. Holders

The following is a summary of the material U.S. federal income tax consequences of a Reverse Split that are generally expected to be applicable to U.S. Holders (as defined below) of our Common Stock who hold their common shares as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split.

This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our Common Stock through such entities), stockholders who hold the pre-Reverse Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split; (b) any U.S. federal non-income tax consequences of the Reverse Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Split; (d) the alternative minimum tax, the Medicare contribution tax on net investment income, or special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our Common Stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our Common Stock that is any of the following:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the federal income tax consequences of a Reverse Split will vary depending upon whether a U.S. Holder receives cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. A U.S. Holder who receives solely a reduced number of shares of Common Stock will generally not recognize gain or loss in the Reverse Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its old shares of Common Stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of Common Stock were acquired at different times or at different prices.

A U.S. Holder who receives cash in lieu of a fractional share as a result of the Reverse Split should generally recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. Such gain or loss will be a capital gain or loss and will be short term if the pre-Reverse Split shares were held for one year or less and long term if held more than one year. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of Common Stock should equal the U.S. Holder’s aggregate tax basis in its old shares of Common Stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our Common Stock should consult their own tax advisors as to the specific tax consequences of the Reverse Split them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

Vote Required

The affirmative vote of holders of a majority of our outstanding shares of Common Stock on the Record Date will be required to approve the amendment of our Certificate of Incorporation to effect a Reverse Split of our Common Stock at a ratio in the range of one-for-ten to one-for-                , such ratio to be determined in the discretion of our Board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement to households at which two or more stockholders reside. This practice, known as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and, if applicable, annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement without charge by contacting us at Quanergy Systems, Inc., Investor Relations, 433 Lakeside Drive, Sunnyvale, CA 94085; or by telephone to (408) 245-9500. We will promptly send additional copies of the proxy statement.

Stockholders sharing an address that are receiving multiple copies of the proxy statement can request delivery of a single copy of the proxy statement by contacting their broker, bank or other intermediary or by contacting us as indicated above.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Common Stock as of August 5, 2022 by:

•	all those known by us to be beneficial owners of more than 5% of our Common Stock;

•	each director;

•	each named executive officer; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 120,647,639 shares of the Company’s Common Stock issued and outstanding as of August 5, 2022. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	% of Ownership
Directors and Named Executive Officers
Kevin Kennedy(2)	2,725,410	2.2%
Patrick Archambault(3)	770,871	*
Lisa Kelley	0	*
Bradley Sherrard(4)	144,019	*
Enzo Signore(5)	487,427	*
Tianyue Yu(6)	3,550,452	2.9%
Jim DiSanto(7)	247,654	*
Karen Francis(8)	104,381	*
Matthew Hammond(9)	61,961	*
Tamer Hassanein(10)	6,323,532	5.2%
Tom Rohrs(11)	191,293	*
All Quanergy PubCo directors and executive officers as a group (14 individuals)(12)	14,695,268	11.5%
5% Holders
Rising Tide(13)	19,871,316	16.5%
CITIC Capital Acquisition LLC(14)	5,822,750	4.8%
Sensata Technologies, Inc.(15)	8,249,997	6.8%
GEM Global Yield LLC SCS(16)	10,724,955	8.9%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is 433 Lakeside Drive, Sunnyvale, California 94085.
(2)

Consists of 2,555,661 restricted stock units that will vest as of or within 60 days of August 5, 2022 and 169,749 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(3)

Consists of 575,585 restricted stock units that will vest as of or within 60 days of August 5, 2022 and 195,286 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(4)	Consists of 144,019 restricted stock units that will vest as of or within 60 days of August 5, 2022.
(5)

Consists of 364,567 restricted stock units that will vest as of or within 60 days of August 5, 2022 and 122,860 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(6)

Consists of (i) 2,229,801 shares of Common Stock held by Tianyue Yu, Trusteee of the Yang Yu Trust, a trust for the benefit of the holder’s family, (ii) 969,986 shares of Common Stock held by Weilai Yang and Yu Cheung Ho, Trustee of the YYAD10 Trust, a trust for the benefit of the holder’s family, (iii) 196,419 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022, and (iv) 154,246 restricted stock units that will vest as of or within 60 days of August 5, 2022.

(7)

Consists of (i) 111,598 shares of Common Stock held by Jim DiSanto (ii) 61,961 restricted stock units that will vest as of or within 60 days of August 5, 2022 by Jim DiSanto, (iii) 26,631 shares of Common Stock held by Motus-VGO Autonomous IOT Fund, L.P., (iv) 42,733 shares of Common Stock held by Transportation Technology Ventures II, L.P., (v) 4,731 shares of Common Stock held by Transportation Technology Ventures LLC. Transportation Technology Ventures LLC is a general partner of Transportation Technology Ventures II, L.P. and Transportation Technology Ventures V L.P., Motus-VGO GP LLC is a

general partner of Motus-VGO Autonomous IOT Fund, L.P., and Jim DiSanto is a managing member of Transportation Technology Ventures LLC and Motus-VGO GP LLC.
(8)

Consists of 43,763 restricted stock units that will vest as of or within 60 days of August 5, 2022 and 60,618 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(9)	Consists of 61,961 restricted stock units that will vest as of or within 60 days of August 5, 2022.
(10)

Consists of (i) 157,129 shares of Common Stock held by the holder, (ii) 2,035,626 restricted stock units will vest as of or within 60 days of August 5, 2022, (iii) 109,780 shares of Common Stock held by Rising Tide II, L.P., (iv) 494,700 shares of Common Stock held by Rising Tide II, LLC, (v) 846,607 shares of Common Stock held by Rising Tide III, LLC, (vi) 1,976,464 shares of Common Stock held by Rising Tide IV, LLC, (vii) 310,395 shares of Common Stock held by Rising Tide IVA, LLC, and (viii) 392,831 shares of Common Stock held by Rising Tide Management, Ltd. All of the foregoing entities, except for Rising Tide Management, Ltd., is managed by Rising Tide Fund Managers, LLC. Rising Tide Management, Ltd. is wholly-owned by Ossama Hassanein, who is also a managing member of Rising Tide Fund Managers, LLC. The holder is a managing member of Rising Tide Fund Managers, LLC. The business address for the holder and its affiliates is 44 Tehama Street, San Francisco, California 94105.

(11)

Consists of 61,961 restricted stock units that will vest as of or within 60 days of August 5, 2022 and 129,332 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(12)

Consists of (i) 2,491,329 shares of Common Stock, (ii) 8,744,914 restricted stock units that will vest as of or within 60 days of August 5, 2022 and (iii) 3,459,025 shares of Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of August 5, 2022.

(13)

Based on information disclosed in a Schedule 13D filed with the SEC on February 18, 2022, by Rising Tide V, LLC reporting ownership as of February 8, 2022. Consists of 17,541,316 shares of Common Stock, including 2,500,000 shares purchased in the PIPE Investment, and 4,731,078 shares of Common Stock that would be issuable upon exercise of warrants exercisable as of or within 60 days of August 5, 2022, in each case, by Rising Tide V, LLC. Rising Tide V, LLC is managed by Victega Business Holding Ltd. The business address for Rising Tide V, LLC is c/o Rising Tide Fund Managers, LLC, 44 Tehama Street, San Francisco, California 94105.

(14)

CITIC Capital Acquisition LLC is the record holder of such shares. CITIC Capital MB Investment Limited, a Cayman Islands exempted company, is the sole member and the manager of CITIC Capital Acquisition LLC. CITIC Capital MB Investment Limited is managed by a board of directors comprised of four directors who may act unanimously in writing or by majority consent during a meeting, assuming a quorum of at least two directors is present. Eric Chan, Zhang Yichen, Pan Hongyan and Liu Mo are the directors of CITIC Capital MB Investment Limited. Each of the foregoing individuals disclaims any beneficial ownership of the securities held by CITIC Capital Acquisition LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Includes 5,822,750 shares of Common Stock.

(15)

Based on information disclosed in a Schedule 13G filed with the SEC on April 11, 2022, by Sensata Technologies Holding plc reporting ownership as of February 8, 2022. Consists of 5,749,997 shares of Common Stock, including 750,000 shares purchased by the holder in the PIPE Financing and 2,500,000 shares of Common Stock that would be issuable upon exercise of a warrant exercisable as of or within 60 days of August 5, 2022. The business address of the holder is 529 Pleasant Street, Attleboro, Massachusetts 02703.

(16)

Based on information disclosed in a Schedule 13G filed with the SEC on August 4, 2022, by GEM Global Yield LLC SCS (“GEM Investor”) and Gem Global Yield Fund LLC (“GEM GP”) reporting ownership as of July 25, 2022. Consists of 10,724,955 Common Stock held by GEM Investor. GEM GP is the general partner of GEM Investor. Christopher F. Brown is the sole beneficial owner of GEM GP and has voting and dispositive power over the shares held by GEM Investor. The address for GEM GP and Mr. Brown is 12C, rue Guillaume J. Kroll, L-1882 Luxembourg.

TRANSACTION OF OTHER BUSINESS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Kevin J. Kennedy
Chairman and Chief Executive Officer

Sunnyvale, California

                    , 2022

APPENDIX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

QUANERGY SYSTEMS, INC.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

QUANERGY SYSTEMS, INC.

Kevin Kennedy hereby certifies that:

ONE: The name of this corporation is Quanergy Systems, Inc., a Delaware corporation (the “Corporation”) and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was February 7, 2022 (the “Current Certificate”).

TWO: He is the duly elected and acting Chief Executive Officer of the Corporation.

THREE: Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), this Certificate of Amendment to Certificate of Incorporation (this “Certificate of Amendment”) of this Corporation amends Article IV to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is 310,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 300,000,000, having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value of $0.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”), every [-] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on the New York Stock Exchange on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.”

FOUR: The foregoing Certificate of Amendment has been duly adopted by this Corporation’s Board of Directors in accordance with the applicable provisions of Sections 141 and 242 of the DGCL.

FIVE: This Certificate of Amendment was approved by the holders of the requisite number of shares of said Corporation in accordance with Sections 228 and 242 of the DGCL.

SIX: All other provisions of the Current Certificate, as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, QUANERGY SYSTEM, INC. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [-] day of [-], 2022.

QUANERGY SYSTEMS, INC.

By:
Kevin Kennedy Chief Executive Officer

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903
Quanergy Systems, Inc.
INTERNET
Go To: www.proxydocs.com/QNGY
Cast your vote online
Have your Proxy Card ready
Follow the simple instructions to record your vote
PHONE Call 1-866-570-3149
Use any touch-tone telephone
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Follow the simple recorded instructions
MAIL
Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/QNGY
Special Meeting of Stockholders
For Stockholders of record as of August 05, 2022
TIME:    Monday, October 3, 2022 9:00 AM, Pacific Time
PLACE: Special Meeting to be held via live webcast - please visit www.proxydocs.com/QNGY for more details.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Patrick Archambault and Jerry Allison (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Quanergy Systems, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED
IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Quanergy Systems, Inc.
Special Meeting of Stockholders
Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSAL 1
PROPOSAL    YOUR VOTE
FOR    AGAINST ABSTAIN
1. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share (the “Common Stock”) at a ratio in the range of one-for-ten to one-for-[xx] of our Common Stock, with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Split Proposal”); and
BOARD OF DIRECTORS RECOMMENDS
FOR
2. To transact any other business that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.
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Signature (and Title if applicable)    Date
Signature (if held jointly)
Date